UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: December 30, 2015

Date of reporting period: June 30, 2015

Item 1. Reports to Stockholders.

TorrayResolute Small/Mid Cap Growth Fund

Investor Class Shares — TRSDX
Institutional Class Shares — TRSMX

www.TorrayResolute.com	Semi-Annual Report June 30, 2015

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Market Overview

Following strong gains in the first quarter, equity investors assumed a “wait-and-see” posture during the second quarter, as markets were generally unchanged. This was in spite of the fact that macro-economic risks increased during the period; the collapse of the Shanghai stock market undermined the notion that China’s central government has complete control over the world’s second largest economy, and the escalation of the Greek debt crisis threatened the stability of the European Union and its nascent recovery. On the domestic front, the Federal Reserve remained on hold despite evidence of continued economic stability and modest growth. Unemployment reached a 7-year low, interest rates moved higher, wages and consumer confidence increased, and inflation was contained by a strong dollar and lower energy prices; a balance of concerns and opportunities provided little direction for investors as the first half of the year came to a close.

We believe the global recovery remains intact and select investments will continue to reward prudent investors.

Portfolio Commentary

For the six month period ending June 30, 2015, the TorrayResolute Small/Mid Cap Growth Fund – Institutional Class gained 5.30% (net of fees), underperforming the benchmark Russell 2500 Growth Index which had a return of 8.09% and outperformed the broad-based Russell 2500 Index which had a return of 4.81%. Health Care continued to lead the market with a steady flow of mergers and acquisitions, followed by the Information Technology sector and Consumer Discretionary sector which benefited from improving domestic employment and lower gasoline prices. Utilities and Industrials struggled as interest rates rose, a strong dollar impacted global exporters, and demand weakened in emerging economies.

Traditional media companies are being rapidly disrupted by new technologies such as streaming television, radio and music. During the period, we purchased shares of comScore (SCOR), a company providing analysis of content and advertising utilization. comScore benefits from the growth of new channels and platforms, regardless of which providers win or lose. By accurately measuring content and ad share in emerging and established platforms, the company creates a virtuous cycle by authenticating the value of these new media channels and the value of its services.

Despite the volatility and sustained commodity weakness in the energy sector, we continue to seek attractive growth opportunities in this area of the market. During the period we purchased shares of natural gas producer Rice Energy (RICE), a low-cost operator in the prolific Marcellus and Utica basins. Having doubled production in each of the past two years, RICE continued to have tremendous growth potential with just 125 wells completed out of 1,250 surveyed. Rice’s well economics compared favorably with other high quality Marcellus producers, but its shares traded at a discount to its peer group. Rice also enjoyed the advantage of access to long-term interstate pipeline capacity that will likely permit it to sell incremental production in lucrative markets outside of the Marcellus and Utica plays. For these reasons, we believe Rice possesses compelling long-term growth prospects, despite current industry challenges.

Recognizing the increasing importance and demand for cybersecurity solutions, we purchased shares of network monitoring software provider SolarWinds (SWI), a company we believe has attractive growth characteristics and high levels of recurring revenue. SWI has enjoyed strong organic growth and free cash flow generation that enabled the company to expand its business while rewarding shareholders with consistent share repurchases. Finally, pharmacy benefits manager Catamaran (CTRX) was sold following UnitedHealth Group’s (UNH) offer to acquire the company. We view the acquisition price as fair to CTRX shareholders.

Outlook

On the domestic front, Central Bank policy is gradually being replaced by economic fundamentals such as corporate profits and market-based interest rates. The U.S. economy and its associated markets are well ahead

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

of the curve on this account. After six years of persistent, above-average gains and valuations that are high by historic standards, the notion of downside volatility is increasingly a source of anxiety. As investors, we view such change and volatility as sources of opportunity. Despite the risks associated with recent international developments and uncertainty around the Federal Reserve’s course of action, we believe the global recovery remains intact and select investments will continue to reward prudent investors.

As ever, we appreciate your interest and trust.

Nicholas C. Haffenreffer

Top Contributors & Detractors — 6 months ending 6/30/15

Security	Sector	Cont/Det.
Foundation Medicine	Health Care	+1.7%
BioMarin Pharmaceutical	Health Care	+1.5%
Qualys	Info Tech	+0.8%
Hexcel	Industrials	+0.7%
Medivation	Health Care	+0.6%
ITC Holdings	Utilities	-0.8%
Canadian Energy Services	Energy	-0.7%
Monotype Imaging Holdings	Info Tech	-0.4%
Core Laboratories	Energy	-0.4%
Flowserve	Industrials	-0.4%

Top 10 Holdings as of 6/30/15

Security	% of Holdings
Quanta Services	4.5%
LKQ	4.1%
Medivation	4.1%
Jack Henry & Associates	4.0%
FEI Company	3.9%
SBA Communications	3.9%
Affiliated Managers Group	3.9%
ITC Holdings	3.7%
Computer Modelling Group	3.6%
Cooper Companies	3.6%
Percentage of total portfolio	39.2%
Holdings are subject to change and are not recommendations to buy or sell a security

This commentary is for informational purposes only and should not be viewed as a recommendation to buy or sell any security. Investors should seek financial advice regarding the appropriateness of investing in any securities or investment strategies discussed in this documentation and should understand that statements regarding future prospects may not be realized. Investors should note that income from such securities may fluctuate and that each security’s price or value may rise or fall. Accordingly, investors may receive back less than originally invested. There is no guarantee that the views expressed will come to pass.

For comparison purposes, the strategy is measured against the Russell 2500 Growth Index. The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher growth earning potential. The volatility of the index may be materially different from that of the strategy due to varying degrees of diversification and other factors. Index returns do not reflect the deduction of any fees. You cannot invest directly in an index.

Must be accompanied or preceded by a Prospectus

Mutual Fund investing involves risk. Principal loss is possible. The fund’s investment in securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of larger, more established companies. The Fund may have a relatively high percentage of assets in a single or small number of issuers, which may result in increased volatility. Foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The Fund has limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Shares of the TorrayResolute Small/Mid Cap Growth Fund are distributed by Quasar Distributors LLC,

Past performance is not indicative of future results.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

VALUE OF $1,000,000 INVESTMENT (UNAUDITED)

The chart assumes an initial investment of $1,000,000 at the inception of the Fund(1) and is provided for informational purposes only. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced by the applicable management fee, operating expenses and all other expenses incurred due to maintenance of the account. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

ANNUALIZED RATES OF RETURN (%) — AS OF JUNE 30, 2015

Inception(1) to
June 30, 2015
Investor Class	5.20%
Institutional Class	5.30%
Russell 2500 Index(2)	4.81%
Russell 2500 Growth Index(3)	8.09%

(1)	December 31, 2014.
(2)	The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

(3)	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

EXPENSE EXAMPLE (UNAUDITED)
JUNE 30, 2015

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, shareholder servicing fees and other Fund expenses. This Example is provided for informational purposes only and is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 – June 30, 2015).

ACTUAL EXPENSES
For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. Please note that this is not the Fund’s actual return, but is used for informational purposes only to showcase how to calculate the ongoing costs associated with the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(01/01/2015)	(06/30/2015)	(01/01/2015 – 06/30/2015)
Investor Class Actual(2)	$1,000.00	$1,052.00	$6.36
Investor Class Hypothetical
(5% annual return before expenses)	1,000.00	1,018.60	6.26
Institutional Class Actual(2)	1,000.00	1,053.00	5.09
Institutional Class Hypothetical
(5% annual return before expenses)	1,000.00	1,019.84	5.01

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 1.25% and 1.00% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the period since inception.

(2)	Based on the actual returns for the period from inception through June 30, 2015 of 5.20% and 5.30% for the Investor Class and Institutional Class, respectively.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

ALLOCATION OF PORTFOLIO HOLDINGS(1) (UNAUDITED)
AS OF JUNE 30, 2015
(% OF NET ASSETS)

TOP TEN EQUITY HOLDINGS(1) (UNAUDITED)
AS OF JUNE 30, 2015
(% OF NET ASSETS)

Quanta Services	4.5%
LKQ	4.1%
Medivation	4.1%
Jack Henry & Associates	4.0%
FEI	3.9%
SBA Communications — Class A	3.9%
Affiliated Managers Group	3.9%
ITC Holdings	3.7%
Computer Modelling Group	3.6%
Cooper Companies	3.6%

(1) Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2015

	Shares	Value
COMMON STOCKS — 94.6%

Consumer Discretionary — 9.4%
LKQ *	19,715	$596,280
O’Reilly Automotive *	1,610	363,828
Tupperware Brands	6,610	426,609
		1,386,717
Consumer Staples — 3.5%
Church & Dwight	6,270	508,685

Energy — 5.4%
Rice Energy *	17,170	357,651
World Fuel Services	8,925	427,954
		785,605
Financials — 3.9%
Affiliated Managers Group *	2,615	571,639

Health Care — 17.1%
BioMarin Pharmaceutical *	2,710	370,674
Cooper Companies	2,970	528,571
Foundation Medicine *	9,020	305,237
Medivation *	5,205	594,411
Mettler-Toledo International *	1,295	442,191
Varian Medical Systems *	3,165	266,904
		2,507,988
Industrials — 20.9%
Copart *	14,530	515,524
Donaldson	12,315	440,877
Flowserve	8,275	435,762
Hexcel	10,220	508,343
Middleby *	4,600	516,258
Quanta Services *	22,715	654,646
		3,071,410
Information Technology — 23.8%
ANSYS *	4,065	370,891
Computer Modelling Group (a)	51,045	532,190
comScore *	5,375	286,272
FEI	6,925	574,290
Jack Henry & Associates	8,995	581,977
Monotype Imaging Holdings	11,375	274,251
Qualys *	10,335	417,017
SolarWinds *	9,715	448,153
		3,485,041

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (UNAUDITED) – CONTINUED
JUNE 30, 2015

	Shares	Value
Materials — 3.0%
FMC	8,295	$435,902

Telecommunication Services — 3.9%
SBA Communications — Class A *	4,975	571,976

Utilities — 3.7%
ITC Holdings	16,705	537,567

TOTAL COMMON STOCKS
(Cost $14,281,755)		13,862,530

SHORT-TERM INVESTMENT — 5.9%
Fidelity Institutional Government Portfolio — Class I, 0.01% ^
TOTAL SHORT-TERM INVESTMENT
(Cost $871,248)	871,248	871,248

Total Investments — 100.5%
(Cost $15,153,003)		14,733,778
Other Assets and Liabilities, Net — (0.5)%		(73,587)
Total Net Assets — 100.0%		$14,660,191

*	Non-income producing security.
(a)	Illiquid Security — As of June 30, 2015, the fair value of this investment was $532,190 or 3.6% of total net assets. See note 2 in Notes to Financial Statements.
^	Variable rate security — The rate shown is the rate in effect at June 30, 2015.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2015

ASSETS:
Investments, at value
(Cost $15,153,003)		$14,733,778
Dividends and interest receivable		8,820
Receivable for capital shares sold		69,153
Receivable for adviser reimbursements		10,948
Prepaid expenses		23,635
Total assets		14,846,334

LIABILITIES:
Payable for investment securities purchased		152,010
Accrued distribution fees		15
Payable for fund administration & accounting fees		13,743
Payable for compliance fees		1,763
Payable for transfer agent fees & expenses		4,483
Payable for custody fees		375
Payable for trustee fees		2,346
Accrued expenses		11,408
Total liabilities		186,143

NET ASSETS		$14,660,191

NET ASSETS CONSIST OF:
Paid-in capital		$15,039,767
Accumulated undistributed net investment loss		(6,750)
Accumulated undistributed net realized gain on investments		46,399
Net unrealized depreciation on investments		(419,225)
Net Assets		$14,660,191

	Investor Class	Institutional Class
Net Assets	$13,253	$14,646,938
Shares issued and outstanding(1)	1,260	1,390,514
Net asset value, redemption price and offering price per share	$10.52	$10.53

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE PERIOD INCEPTION THROUGH JUNE 30, 2015(1)

INVESTMENT INCOME:
Interest income	$18
Dividend income	19,178
Less: foreign taxes withheld	(390)
Total investment income	18,806

EXPENSES:
Fund administration & accounting fees (See Note 4)	52,675
Transfer agent fees (See Note 4)	20,630
Investment adviser fees (See Note 4)	20,433
Federal & state registration fees	18,958
Audit fees	8,145
Legal fees	5,787
Compliance fees (See Note 4)	5,430
Trustee fees (See Note 4)	4,746
Custody fees (See Note 4)	3,345
Other	3,048
Postage & printing fees	1,741
Distribution fees — Investor Class (See Note 5)	15
Total expenses before reimbursement/waiver	144,953
Less: reimbursement/waiver from investment adviser (See Note 4)	(119,397)
Net expenses	25,556

NET INVESTMENT LOSS	(6,750)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	46,399
Net change in unrealized depreciation on investments	(419,225)
Net realized and unrealized loss on investments	(372,826)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(379,576)

(1)	Inception date of the Fund was December 31, 2014.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For The Period
Inception(1) through
June 30, 2015
(Unaudited)
OPERATIONS:
Net investment loss	$(6,750)
Net realized gain on investments	46,399
Net change in unrealized depreciation on investments	(419,225)
Net decrease in net assets resulting from operations	(379,576)

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	12,863
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	(65)
Increase in net assets from Investor Class transactions	12,798
Institutional Class:
Proceeds from shares sold	15,026,969
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	—
Increase in net assets from Institutional Class transactions	15,026,969
Net increase in net assets resulting from capital share transactions	15,039,767

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	—
Institutional Class	—
From net realized gains:
Investor Class	—
Institutional Class	—
Total distributions to shareholders	—
TOTAL INCREASE IN NET ASSETS	14,660,191

NET ASSETS:
Beginning of period	—
End of period, including accumulated undistributed
net investment loss of $(6,750)	$14,660,191

(1)	Inception date of the Fund was December 31, 2014.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

	For The Period
	Inception(1) through
	June 30, 2015
For a Fund share outstanding throughout the period.	(Unaudited)
Investor Class
PER SHARE DATA:
Net asset value, beginning of period	$10.00
Investment operations:
Net investment loss	(0.02)
Net realized and unrealized gain on investments	0.54
Total from investment operations	0.52
Less distributions from:
Net investment income	—
Net capital gains	—
Total distributions	—
Net asset value, end of period	$10.52

TOTAL RETURN	5.20	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of period (000’s)	$13
Ratio of expenses to average net assets:
Before expense reimbursement/waiver	5.85	%(3)
After expense reimbursement/waiver	1.25	%(3)
Ratio of net investment loss to average net assets:
Before expense reimbursement/waiver	(5.11	)%(3)
After expense reimbursement/waiver	(0.51	)%(3)
Portfolio turnover rate	12	%(2)

(1)	Inception date of the Fund was December 31, 2014.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Financial Highlights

	For The Period
	Inception(1) through
	June 30, 2015
For a Fund share outstanding throughout the period.	(Unaudited)
Institutional Class
PER SHARE DATA:
Net asset value, beginning of period	$10.00
Investment operations:
Net investment loss	(0.00	)(2)
Net realized and unrealized gain on investments	0.53
Total from investment operations	0.53
Less distributions from:
Net investment income	—
Net capital gains	—
Total distributions	—
Net asset value, end of period	$10.53

TOTAL RETURN	5.30	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of period (000’s)	$14,647
Ratio of expenses to average net assets:
Before expense reimbursement/waiver	5.60	%(4)
After expense reimbursement/waiver	1.00	%(4)
Ratio of net investment loss to average net assets:
Before expense reimbursement/waiver	(4.86	)%(4)
After expense reimbursement/waiver	(0.26	)%(4)
Portfolio turnover rate	12	%(3)

(1)	Inception date of the Fund was December 31, 2014.
(2)	Amount per share is less than $(0.005).
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to Financial Statements (Unaudited)
June 30, 2015

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The TorrayResolute Small/Mid Cap Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Fund commenced operations on December 31, 2014. Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by TorrayResolute LLC (the “Adviser”). The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Investor Class shares are subject to a 0.25% distribution fee and each class of shares is subject to a shareholder servicing fee of up to 0.15%. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the period ended June 30, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2015, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions and Investment Income — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to Financial Statements (Unaudited) – Continued
June 30, 2015

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. At June 30, 2015, the Fund had investments in illiquid securities with a total value of $532,190 or 3.6% of total net assets.

Information concerning illiquid securities is as follows:

		Dates	Cost
Security	Shares	Acquired	Basis
Computer Modelling Group	51,045	1/15-6/15	$522,388

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1	—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	—

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	—

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to Financial Statements (Unaudited) – Continued
June 30, 2015

Equity Securities — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$13,330,340	$532,190	$—	$13,862,530
Short-Term Investment	871,248	—	—	871,248
Total Investments in Securities	$14,201,588	$532,190	$—	$14,733,778

Transfers between levels are recognized at the end of the reporting period. During the period ended June 30, 2015, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.25% and 1.00% of average daily net assets of the Fund’s Investor Class shares and Institutional Class shares, respectively. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expenses

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to Financial Statements (Unaudited) – Continued
June 30, 2015

Limitation Agreement will be in effect through at least December 31, 2016. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
12/31/2018	$119,397

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended June 30, 2015, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

5. DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities. For the period ended June 30, 2015, the Investor Class incurred expenses of $15 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of each class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended June 30, 2015, the Investor and Institutional Class did not incur any shareholder servicing fees.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to Financial Statements (Unaudited) – Continued
June 30, 2015

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

For the Period
Inception(1)
through
June 30, 2015
Investor Class:
Shares sold	1,266
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	(6)
Net increase in Investor Class shares	1,260
Institutional Class:
Shares sold	1,390,514
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	—
Net increase in Institutional Class shares	1,390,514
Net increase in shares outstanding	1,391,774

(1) Inception date of the Fund was December 31, 2014.

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2015, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$14,904,604	$669,232

There were no distributions made by the Fund for the period ended June 30, 2015.

8. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2015, National Financial Services, for the benefit of its customers, owned 96.94% of the outstanding shares of the Fund.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Additional information (Unaudited)
June 30, 2015

Approval of Investment Advisory Agreement

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on November 18-19 2014, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”), considered and approved the proposed Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Trust and TorrayResolute, LLC (“TorrayResolute”) regarding the TorrayResolute Small/Mid Cap Growth Fund (the “Fund”). The Fund is a newly organized series of the Trust.

Prior to the meeting, the Trustees requested, received, and considered information from TorrayResolute and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Investment Advisory Agreement (“Support Materials”). Before voting to approve the proposed Investment Advisory Agreement, the Trustees reviewed the terms of the form of Investment Advisory Agreement and the Support Materials with Trust management and counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed agreement. TorrayResolute also met with the Trustees and provided further information regarding its proposed services to the Fund, including but not limited to information regarding its overall investment philosophy as well as its investment philosophy with respect to the Fund. This information formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Investment Advisory Agreement, the Trustees considered all factors they believed relevant to such determination, including the following: (1) the nature, extent, and quality of the services to be provided by TorrayResolute with respect to the Fund; (2) the cost of the services to be provided and the profits to be realized by TorrayResolute from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to TorrayResolute and its affiliates resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon TorrayResolute’s presentation and the Support Materials, the Board concluded that the overall arrangements between the Trust and TorrayResolute, as will be set forth in the Investment Advisory Agreement as it relates to the Fund, are fair and reasonable in light of the services that TorrayResolute will perform, the investment advisory fees the Fund will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that TorrayResolute will provide under the Investment Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by TorrayResolute on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees also considered that TorrayResolute is a newly-organized

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Additional information (Unaudited) – Continued

registered investment adviser and a joint venture that is majority owned by Montage Investments, LLC (“Montage”), an SEC-registered investment adviser which, through itself and its numerous advisory subsidiaries, oversees approximately $25 billion in assets, and minority owned by Torray LLC (“Torray”), an SEC-registered investment adviser with over $600 million in assets under management. The Trustees noted the capitalization of TorrayResolute and that both Montage and Torray have committed to provide resources to TorrayResolute. The Trustees considered the investment philosophy of the Fund’s portfolio manager and his significant portfolio management and equity analysis experience, dating back to 1991. The Trustees noted the sound performance of a composite of separately managed accounts managed by the Fund’s portfolio manager, which has a similar investment strategy as the Fund, and exceeds its benchmarks over various periods during the past five years. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that TorrayResolute proposes to provide to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the proposed annual management fee that the Fund will pay to TorrayResolute under the Investment Advisory Agreement in the amount of 0.80% of the Fund’s average annual daily net assets, as well as TorrayResolute’s profitability analysis (12 month pro-forma) for services that TorrayResolute and its affiliates will render to the Fund. In that regard, the Trustees noted that TorrayResolute and its affiliates expect to subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 and shareholder servicing fees paid by the Fund. The Trustees also noted that the management fees TorrayResolute charges to separately managed accounts with similar investment strategies and similar asset levels to that expected for the Fund are generally consistent with or higher than the advisory fee for the Fund, even though TorrayResolute has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder materials. The Trustees also noted that TorrayResolute had contractually agreed, for a period of at least one year from the effective date of the Fund’s prospectus, to reimburse the Fund for its operating expenses and to reduce its management fees to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes and extraordinary expenses) do not exceed 1.25% of the average daily net assets of the Fund’s Investor Class and 1.00% of the average daily net assets of the Fund’s Institutional Class. The Trustees concluded that TorrayResolute’s service relationship with the Fund will not initially be profitable.

Comparative Fee and Expense Data. The Trustees considered an analysis that the Trust’s administrator had prepared, comparing the contractual expenses that the Fund will bear and those of funds in the same Morningstar benchmark category. The Trustees noted that the Fund’s management fee was slightly higher than the average and median management fee reported for the benchmark category. They also noted that the projected total expenses of the Fund’s Institutional Class were lower and Investor Class shares were higher than the average total expenses (after waivers and expense reimbursements) reported for the benchmark category. The Trustees further took into account that the average net assets of the funds comprising the benchmark category were significantly higher than the projected assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that TorrayResolute’s proposed advisory fee is reasonable.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Additional information (Unaudited) – Continued

Economies of Scale. The Trustees then considered whether the Fund would benefit from any economies of scale, noting that the proposed investment advisory fee for the Fund did not contain breakpoints. The Trustees noted that the Fund is newly organized and that an increase in assets would most likely not lead to a correspondingly proportionate decrease in the level of advisory services that TorrayResolute would need to provide to the Fund at the present time. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisiting this issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees noted that TorrayResolute does not expect to utilize soft dollar arrangements and that affiliated brokers will not be used to execute the Fund’s portfolio transactions. While the Trustees noted that Rule 12b-1 and shareholder servicing fees may be paid to TorrayResolute and its affiliates as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that TorrayResolute and its affiliates expect to incur will exceed any Rule 12b-1 and shareholder servicing payments from the Fund. The Trustees concluded that TorrayResolute will not receive any other material financial benefits from services rendered to the Fund.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Additional Information (Unaudited)
June 30, 2015

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-844-406-4960.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-406-4960. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-406-4960, or (2) on the SEC’s website at www.sec.gov.

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
TorrayResolute LLC
11300 Tomahawk Creek Parkway, Suite 200
Leawood, KS 66211

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.
The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-844-406-4960

TT-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	September 4, 2015

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	September 4, 2015

* Print the name and title of each signing officer under his or her signature.